Exhibit T3G

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A

TRUSTEE PURSUANT TO SECTION 305(b)(2) [___]

ARGENT INSTITUTIONAL TRUST COMPANY

(Exact name of trustee as specified in its charter)

Corporation duly organized and existing under the laws of the State of Florida (Jurisdiction of incorporation of organization if not a U.S. national bank)	56-2075834 (I.R.S. Employer Identification Number)

1715 North Westshore Blvd., Suite 750, Tampa, FL (Address of principal executive offices)	33607 (Zip Code)

Central Falls Detention Facility Corporation

(Exact Name of Registrant as Specified in its Governing Instruments)

Rhode Island	05-0475439
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

950 High Street
Central Falls, Rhode Island 02863
(401) 729-1190

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Daniel S. Polsky

950 High Street

Central Falls, Rhode Island 02863

(401) 729-1190

(Address, including zip code, and telephone number, including area code, of agent for service)

Copy to:

Matthew A. Lopes, Jr.

Daniel E. Burgoyne

Partridge Snow & Hahn LLP

40 Westminster Street Suite 11

Providence, RI 02903

(401) 861-8200

and

Jonathan W. Young

Troutman Pepper Locke LLP

401 9th Street, NW

Washington, DC 20004

(202) 274-2950

Approximate date of commencement of proposed sale to the public:
From time to time after the effective date of this registration statement.

Detention Facility Revenue Refunding Bonds

(The Donald W. Wyatt Detention Facility) Series 2026A

Detention Facility Excess Cash Revenue Refunding Bonds

(The Donald W. Wyatt Detention Facility) Series 2026B

(Title of the indenture securities)

Item 1.	General Information. Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Florida Office of Financial Regulation
200 E. Gaines Street

Tallahassee, FL 32399

(b)	Whether it is authorized to exercise corporate trust powers.

The trustee is authorized to exercise corporate trust powers.

Item 2.	Affiliations with the obligor. If the obligor is an affiliate of the trustee, describe such affiliation.

None.

Item 16.	List of exhibits. List below all exhibits filed as a part of this statement of eligibility.

1.        A copy of the articles of association of the trustee.

2.        A copy of the certificate of authority of the trustee to commence business.

3.        A copy of the authorization of the trustee to exercise corporate trust powers. (See exhibits 1 and 2).

4.         A copy of the existing bylaws of the trustee, as now in effect.

5.        Not Applicable.

6.         The consent of the Trustee required by Section 321(b) of the Act.

7.         A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

8.        Not Applicable.

9.        Not Applicable.

[Signature Pages and Exhibits Follow]

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, ARGENT INSTITUTIONAL TRUST COMPANY, a corporation duly organized and existing under the laws of the State of Florida, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta, and State of Georgia, on the 8th day of October, 2026.

ARGENT INSTITUTIONAL TRUST COMPANY

By:	/s/ Kevin M. Dobrava
	Name:	Kevin M. Dobrava
	Title:	Managing Director

EXHIBIT 1

ARTICLES OF INCORPORATION

FLORIDA DEPARTMENT OF STATE
Division of Corporations

September 11, 2023

JACKIE PRESTER
BAKER, DONELSON, BEARMAN, CALDWELL
165 MADISON AVENUE, SUITE 2000
MEMPHIS, TN 38103

Re: Document Number P98000053890

The Articles of Amendment to the Articles of Incorporation for TMI TRUST COMPANY which changed its name to ARGENT INSTITUTIONAL TRUST COMPANY, a Florida corporation, were filed on September 8, 2023.

The certification requested is enclosed.

Should you have any question regarding this matter, please telephone (850) 245-6050, the Amendment Filing Section.

Annette Ramsey
OPS
Division of Corporations

Letter Number: 623A00020761

www.sunbiz.org

Division of Corporations - P.O. BOX 6327 -Tallahassee, Florida 32314

State of Florida

Department of State

I certify the attached is a true and correct copy of the Articles of Amendment, filed on September 8, 2023, to Articles of Incorporation for TMI TRUST COMPANY which changed its name to ARGENT INSTITUTIONAL TRUST COMPANY, a Florida corporation, as shown by the records of this office.

The document number of this corporation is P98000053890.

Given under my hand and the
Great Seal of the State of Florida
at Tallahassee, the Capital, this the
Eleventh day of September, 2023

Cord Byrd
Secretary of State

CR2E022 (01-11)

FILED

2023 SEP -8 AM 9:53

SECRETARY OF STATE
TALLAHASSEE, FLORIDA

Articles of Amendment
to
Articles of Incorporation
of

TMI Trust Company

(Name of Corporation as currently filed with the Florida Dept. of State)

P98000053890

(Document Number of Corporation (if known)

Pursuant to the provisions of section 607.1006, Florida Statutes, this ***Florida Profit Corporation*** adopts the following amendment(s) to its Articles of Incorporation:

A. If amending name, enter the new name of the corporation:

Argent Institutional Trust Company

The new name must be distinguishable and contain the word "corporation," "company," or "incorporated" or the abbreviation "Corp.," "Inc.," or "Co.," or the designation "Corp," "Inc," or "Co". A professional corporation name must contain the word "chartered," "professional association," or the abbreviation "P.A."

B. Enter new principal office address, if applicable:
(Principal office address MUST BE A STREET ADDRESS)

N/A

C. Enter new mailing address, if applicable:
(Mailing address MAY BE A POST OFFICE BOX)

N/A

D. If amending the registered agent and/or registered office address in Florida, enter the name of the new registered agent and/or the new registered office address:

Name of New Registered Agent N/A

(Florida street address)

New Registered Office Address: N/A _______________ , Florida _______
(City) *(Zip Code)*

New Registered Agent's Signature, if changing Registered Agent:
I hereby accept the appointment as registered agent. I am familiar with and accept the obligations of the position.

____
Signature of New Registered Agent, if changing

Check if applicable

☐ The amendment(s) is/are being filed pursuant to s. 607.0120 (11) (e), F.S.

If amending the Officers and/or Directors, enter the title and name of each officer/director being removed and title, name, and address of each Officer and/or Director being added:

(Attach additional sheets, if necessary)

Please note the officer director title by the first letter of the office title:

P President; V Vice President; T Treasurer; S Secretary; D Director; TR Trustee; C Chairman or Clerk; CEO Chief Executive Officer; CFO Chief Financial Officer. If an officer director holds more than one title, list the first letter of each office held. President, Treasurer, Director would be PTD.

Changes should be noted in the following manner. Currently John Doe is listed as the PST and Mike Jones is listed as the V. There is a change, Mike Jones leaves the corporation, Sally Smith is named the V and S. These should be noted as John Doe, PT as a Change, Mike Jones, V as Remove, and Sally Smith, SV as an Add.

Example:

X Change	PT	John Doe
X Remove	V	Mike Jones
X Add	SV	Sally Smith

Type of Action (Check One)	Title	Name	Address
1) ___ Change / ___ Add / X Remove	D	Danny L. Buck	156 Balcones Bend Boerne, TX 78006
2) ___ Change / X Add / ___ Remove	D	Brian P. Bouda	13209 Treviso Drive Bradenton, FL 34211
3) ___ Change / X Add / ___ Remove	D	Steven B. Eason	2104 W. First Street Unit 1804 Fort Myers, FL 33901
4) ___ Change / X Add / ___ Remove	D	Troy L. Kilpatrick	171 Knoxview Lane Mooresville, NC 28117
5) ___ Change / X Add / ___ Remove	D	D. Kyle McDonald	500 E Reynolds Drive Ruston, LA 71270
6) ___ Change / X Add / ___ Remove	D	Kaivan Rahbari	7730 Flemingwood Court Sanford, FL 32771

If amending the Officers and/or Directors, enter the title and name of each officer/director being removed and title, name, and address of each Officer and/or Director being added:

(Attach additional sheets, if necessary)

Please note the officer director title by the first letter of the office title:

P President; V Vice President; T Treasurer; S Secretary; D Director; TR Trustee; C Chairman or Clerk; CEO Chief Executive Officer; CFO - Chief Financial Officer. If an officer director holds more than one title, list the first letter of each office held. President, Treasurer, Director would be PTD.

Changes should be noted in the following manner. Currently John Doe is listed as the PST and Mike Jones is listed as the V. There is a change, Mike Jones leaves the corporation, Sally Smith is named the V and S. These should be noted as John Doe, PT as a Change, Mike Jones, V as Remove, and Sally Smith, SV as an Add.

Example:

X Change	PT	John Doe
X Remove	V	Mike Jones
X Add	SV	Sally Smith

Type of Action (Check One)	Title	Name	Address
1) ___ Change	D	Terry L. McRoberts	4 Calle de Princesa
X Add			Coto de Caza, CA 92679
___ Remove			
2) ___ Change			
___ Add			
___ Remove			
3) ___ Change			
___ Add			
___ Remove			
4) ___ Change			
___ Add			
___ Remove			
5) ___ Change			
___ Add			
___ Remove			
6) ___ Change			
___ Add			
___ Remove

The date of each amendment(s) adoption: ______________________, if other than the date this document was signed.

Effective date if applicable: N/A

(no more than 90 days after amendment file date)

Note: If the date inserted in this block does not meet the applicable statutory filing requirements, this date will not be listed as the document's effective date on the Department of State's records.

Adoption of Amendment(s) **(CHECK ONE)**

☐ The amendment(s) was/were adopted by the incorporators, or board of directors without shareholder action and shareholder action was not required.

■ The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐ The amendment(s) was/were approved by the shareholders through voting groups. *The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):*

"The number of votes cast for the amendment(s) was/were sufficient for approval by ______________________."

(voting group)

Dated August 29, 2023

Signature Deborah D. George

(By a director, president or other officer -- if directors or officers have not been selected, by an incorporator – if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

Deborah D. George

(Typed or printed name of person signing)

Chief Financial Officer

(Title of person signing)

APPROVED by the Office of Financial Regulation this 8th day of September, 2023.

Tallahassee, Leon County, Florida

Russell C. Weigel, III
Commissioner
Office of Financial Regulation

RECEIVED - FLORIDA

? - 1 2023

Office ... Regulation

COVER LETTER

TO: Amendment Section
Division of Corporations

NAME OF CORPORATION: TMI Trust Company

DOCUMENT NUMBER: P98000053890

The enclosed ***Articles of Amendment*** and fee are submitted for filing.

Please return all correspondence concerning this matter to the following:

Jackie Prester
Name of Contact Person

Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C.
Firm/ Company

165 Madison Avenue, Suite 2000
Address

Memphis, TN 38103
City/ State and Zip Code

jprester@bakerdonelson.com
E-mail address: (to be used for future annual report notification)

For further information concerning this matter, please call:

Jackie Prester at (901) 577-8114

Name of Contact Person — Area Code & Daytime Telephone Number

Enclosed is a check for the following amount made payable to the Florida Department of State:

- ☐ $35 Filing Fee
- ☐ $43.75 Filing Fee & Certificate of Status
- ■ $43.75 Filing Fee & Certified Copy (Additional copy is enclosed)
- ☐ $52.50 Filing Fee Certificate of Status Certified Copy (Additional Copy is enclosed)

Mailing Address
Amendment Section
Division of Corporations
P.O. Box 6327
Tallahassee, FL 32314

Street Address
Amendment Section
Division of Corporations
The Centre of Tallahassee
2415 N. Monroe Street, Suite 810
Tallahassee, FL 32303

RECEIVED - FLORIDA

? - 1 2023

Office ... Regulation

COVER LETTER

TO: Amendment Section
Division of Corporations

NAME OF CORPORATION: TMI Trust Company

DOCUMENT NUMBER: P98000053890

The enclosed ***Articles of Amendment*** and fee are submitted for filing.

Please return all correspondence concerning this matter to the following:

Jackie Prester
Name of Contact Person

Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C.
Firm/ Company

165 Madison Avenue, Suite 2000
Address

Memphis, TN 38103
City/ State and Zip Code

jprester@bakerdonelson.com
E-mail address: (to be used for future annual report notification)

For further information concerning this matter, please call:

Jackie Prester at (901) 577-8114

Name of Contact Person — Area Code & Daytime Telephone Number

Enclosed is a check for the following amount made payable to the Florida Department of State:

- ☐ $35 Filing Fee
- ☐ $43.75 Filing Fee & Certificate of Status
- ■ $43.75 Filing Fee & Certified Copy (Additional copy is enclosed)
- ☐ $52.50 Filing Fee Certificate of Status Certified Copy (Additional Copy is enclosed)

Mailing Address
Amendment Section
Division of Corporations
P.O. Box 6327
Tallahassee, FL 32314

Street Address
Amendment Section
Division of Corporations
The Centre of Tallahassee
2415 N. Monroe Street, Suite 810
Tallahassee, FL 32303

ARTICLES OF INCORPORATION OF

TMI TRUST COMPANY

The undersigned, acting as director(s) for the purpose of forming a financial institution corporation in accordance with the Laws of the State of Florida, adopt(s) the following Articles of Incorporation.

ARTICLE I

The name of the corporation shall be TMI Trust Company and its initial place of business shall be at 1715 North Westshore Boulevard, Suite 750, in the City of Tampa, in the County of Hillsborough and State of Florida. These Articles shall be effective upon filing with the Florida Division of Corporations.

ARTICLE II

The general nature of the business to be transacted by this corporation shall be: That of a general trust business with all the rights, powers, and privileges granted and conferred by the Florida Financial Institutions Codes, regulating the organization, powers, and management of trust corporations.

ARTICLE III

The total number of shares authorized to be issued by the corporation shall be 1,000,000. Such shares shall be of a single class and shall have a par value of $12.50 per share. The corporation shall have at least $1,250,000 in paid-in common capital stock to be divided into 100,000 shares. The amount of surplus with which the corporation will operate will be not less than $3,000,000 all of which (capital stock and surplus) shall be paid in cash.

1

ARTICLE IV

The term for which said corporation shall exist shall be perpetual unless terminated pursuant to the Florida Financial Institutions Codes.

ARTICLE V

The number of directors shall not be fewer than seven (7). The names and street addresses of the first directors of the corporation are:

NAME	STREET ADDRESS
Anthony A. Guthrie	4342 16th Street St. Simons Island, Georgia 31522
Danny L. Buck	156 Balcones Bend Boerne, Texas 78006
Richard F. Curcio	409 Nokomis Avenue S Venice, Florida 34285
Ward J. Curtis	1904 Kansas Avenue NE St. Petersburg, Florida 33703
Bryant N. Jones	2211 7th Street North St. Petersburg, Florida 33704
James T. Maxwell	14270 Royal Harbour Court, #421 Fort Myers, Florida 33908
Benjamin F. Youngblood III	3011 Orchard Hill San Antonio, Texas 78230

2

In witness of the foregoing, the undersigned director(s) have executed these Articles of Incorporation this 1st day of April, 2019.

NAME	STREET ADDRESS
Anthony A. Guthrie	4342 16th Street St. Simons Island, Georgia 31522
Danny L. Buck	156 Balcones Bend Boerne, Texas 78006
Richard F. Curcio	409 Nokomis Avenue S Venice, Florida 34285
Ward J. Curtis	1904 Kansas Avenue NE St. Petersburg, Florida 33703
Bryant N. Jones	2211 7th Street North St. Petersburg, Florida 33704
James T. Maxwell	14270 Royal Harbour Court, #421 Fort Myers, Florida 33908
Benjamin F. Youngblood III	3011 Orchard Hill San Antonio, Texas 78230

3

In witness of the foregoing, the undersigned director(s) have executed these Articles of Incorporation this 1st day of April, 2019.

NAME	STREET ADDRESS
______________________ Anthony A. Guthrie	4342 16th Street St. Simons Island, Georgia 31522
______________________ Danny L. Buck	156 Balcones Bend Boerne, Texas 78006
______________________ Richard F. Curcio	409 Nokomis Avenue S Venice, Florida 34285
______________________ Ward J. Curtis	1904 Kansas Avenue NE St. Petersburg, Florida 33703
______________________ Bryant N. Jones	2211 7th Street North St. Petersburg, Florida 33704
______________________ James T. Maxwell	14270 Royal Harbour Court, #421 Fort Myers, Florida 33908
______________________ Benjamin F. Youngblood III	3011 Orchard Hill San Antonio, Texas 78230

3

In witness of the foregoing, the undersigned director(s) have executed these Articles of Incorporation this 1st day of April, 2019.

NAME	STREET ADDRESS
________________________ Anthony A. Guthrie	4342 16th Street St. Simons Island, Georgia 31522
________________________ Danny L. Buck	156 Balcones Bend Boerne, Texas 78006
________________________ Richard F. Curcio	409 Nokomis Avenue S Venice, Florida 34285
________________________ Ward J. Curtis	1904 Kansas Avenue NE St. Petersburg, Florida 33703
________________________ Bryant N. Jones	2211 7th Street North St. Petersburg, Florida 33704
________________________ James T. Maxwell	14270 Royal Harbour Court, #421 Fort Myers, Florida 33908
________________________ Benjamin F. Youngblood III	3011 Orchard Hill San Antonio, Texas 78230

3

In witness of the foregoing, the undersigned director(s) have executed these Articles of Incorporation this 1st day of April, 2019.

NAME	STREET ADDRESS
Anthony A. Guthrie	4342 16th Street St. Simons Island, Georgia 31522
Danny L. Buck	156 Balcones Bend Boerne, Texas 78006
Richard F. Curcio	409 Nokomis Avenue S Venice, Florida 34285
Ward J. Curtis	1904 Kansas Avenue NE St. Petersburg, Florida 33703
Bryant N. Jones	2211 7th Street North St. Petersburg, Florida 33704
James T. Maxwell	14270 Royal Harbour Court, #421 Fort Myers, Florida 33908
Benjamin F. Youngblood III	3011 Orchard Hill San Antonio, Texas 78230

3

In witness of the foregoing, the undersigned director(s) have executed these Articles of Incorporation this 1st day of April, 2019.

NAME	STREET ADDRESS
______________________ Anthony A. Guthrie	4342 16th Street St. Simons Island, Georgia 31522
______________________ Danny L. Buck	156 Balcones Bend Boerne, Texas 78006
______________________ Richard F. Curcio	409 Nokomis Avenue S Venice, Florida 34285
______________________ Ward J. Curtis	1904 Kansas Avenue NE St. Petersburg, Florida 33703
______________________ Bryant N. Jones	2211 7th Street North St. Petersburg, Florida 33704
______________________ James T. Maxwell	14270 Royal Harbour Court, #421 Fort Myers, Florida 33908
______________________ Benjamin F. Youngblood III	3011 Orchard Hill San Antonio, Texas 78230

3

In witness of the foregoing, the undersigned director(s) have executed these Articles of Incorporation this 1st day of April, 2019.

NAME	STREET ADDRESS
______________________ Anthony A. Guthrie	4342 16th Street St. Simons Island, Georgia 31522
______________________ Danny L. Buck	156 Balcones Bend Boerne, Texas 78006
______________________ Richard F. Curcio	409 Nokomis Avenue S Venice, Florida 34285
______________________ Ward J. Curtis	1904 Kansas Avenue NE St. Petersburg, Florida 33703
______________________ Bryant N. Jones	2211 7th Street North St. Petersburg, Florida 33704
______________________ James T. Maxwell	14270 Royal Harbour Court, #421 Fort Myers, Florida 33908
______________________ Benjamin F. Youngblood III	3011 Orchard Hill San Antonio, Texas 78230

3

In witness of the foregoing, the undersigned director(s) have executed these Articles of Incorporation this 1st day of April, 2019.

NAME	STREET ADDRESS
______________________ Anthony A. Guthrie	4342 16th Street St. Simons Island, Georgia 31522
______________________ Danny L. Buck	156 Balcones Bend Boerne, Texas 78006
______________________ Richard F. Curcio	409 Nokomis Avenue S Venice, Florida 34285
______________________ Ward J. Curtis	1904 Kansas Avenue NE St. Petersburg, Florida 33703
______________________ Bryant N. Jones	2211 7th Street North St. Petersburg, Florida 33704
______________________ James T. Maxwell	14270 Royal Harbour Court, #421 Fort Myers, Florida 33908
______________________ Benjamin F. Youngblood III	3011 Orchard Hill San Antonio, Texas 78230

3

APPROVED by the Office of Financial Regulation this 2nd day of April, 2019.

Tallahassee, Leon County, Florida

for: Ronald L. Rubin
Commissioner
Florida Office of Financial Regulation

EXHIBIT 2

CERTIFICATE OF AUTHORITY

State of Florida
Department of State

I certify from the records of this office that ARGENT INSTITUTIONAL TRUST COMPANY is a corporation organized under the laws of the State of Florida, filed on June 16, 1998.

The document number of this corporation is P98000053890.

I further certify that said corporation has paid all fees due this office through December 31, 2024, that its most recent annual report/uniform business report was filed on April 8, 2024, and that its status is active.

I further certify that said corporation has not filed Articles of Dissolution.

Given under my hand and the Great Seal of the State of Florida at Tallahassee, the Capital, this the Eighth day of April, 2024

Secretary of State

Tracking Number: 8168861068CC

To authenticate this certificate,visit the following site,enter this number, and then follow the instructions displayed.

https://services.sunbiz.org/Filings/CertificateOfStatus/CertificateAuthentication

EXHIBIT 3

CERTIFICATE OF CORPORATE TRUST POWERS

I, Jeremy W. Smith, Director, Division of Financial Institutions, Office of Financial Regulation, hereby certify:

THAT, **Argent Institutional Trust Company, Tampa, Florida** is a Florida state-chartered financial institution, as defined in Section 655.005, Florida Statutes, and is authorized to conduct a trust business in the State of Florida in accordance with the requirements and conditions set forth in the Florida Financial Institutions Codes, Title XXXVIII, Florida Statutes.

GIVEN UNDER MY HAND this 1st day of November, A.D., 2023.

Jeremy W. Smith, Director
Division of Financial Institutions
Office of Financial Regulation

www.flofr.gov
200 East Gaines Street, Tallahassee, Florida 32399-0370
(850) 487-9687 • Fax (850) 410-9663

EXHIBIT 4

BYLAWS OF THE TRUSTEE

AMENDED AND RESTATED BYLAWS

OF

ARGENT INSTITUTIONAL TRUST COMPANY

ARGENT INSTITUTIONAL TRUST COMPANY

AMENDED AND RESTATED BYLAWS

TABLE OF CONTENTS

Article/Section Number	Description	Page
ARTICLE I	OFFICES OF THE TRUST COMPANY	1
1.01	Principal Office	1
1.02	Other Offices	1
ARTICLE II	SHAREHOLDERS	1
2.01	Place of Meeting	1
2.02	Annual Meetings	1
2.03	Special Meetings	1
2.04	Shareholder Lists	1
2.05	Notice of Meetings	1
2.06	Waivers of Notice	2
2.07	Quorum of Shareholders	2
2.08	Action by Shareholders	2
2.09	Voting and Proxies	2
2.10	Action by Unanimous Written Consent	3
ARTICLE III	DIRECTORS	3
3.01	Powers of Directors	3
3.02	Number and Qualifications	3
3.03	Filling of Vacancies	3
3.04	Resignation of Directors	4
3.05	Removal of Directors	4
3.06	Place of Meetings	4
3.07	Chairman of the Board	4
3.08	First Meetings	4
3.09	Regular Meetings	4
3.10	Special Meetings	4
3.11	Quorum of Directors	4
3.12	Action by Written Consent, Fax and Electronic Mail	4
3.13	Compensation of Directors	5
3.14	Minutes of Meetings	5
ARTICLE IV	NOTICES AND TELEPHONE MEETINGS	5
4.01	Method of Giving Notice	5
4.02	Waiver of Notice	5
4.03	Telephone Meetings	5

i

ARTICLE V OFFICERS 6

5.01 Qualifications 6
5.02 Compensation of Officers 6
5.03 Term and Vacancies 6
5.04 Removal of Officers 6
5.05 Resignation of Officers 7
5.06 General Authority of Officers 7
5.07 Execution of Instruments 7

ARTICLE VI COMMITTEES 7

6.01 Executive Committee 7
6.02 Audit Committee 8
6.03 Other Committees 8
6.04 Removal 8

ARTICLE VII CERTIFICATES AND SHAREHOLDERS 8

7.01 Form of Certificates 8
7.02 Lost Certificates 9
7.03 Transfer of Shares 9
7.04 Record Ownership Conclusive 9
7.05 Closing Transfer Books 9

ARTICLE VIII Fiduciary Provisions 10

8.01 Fiduciary Files 10
8.02 Trust Investments 10

ARTICLE IX
OTHER PROVISIONS 10

9.01 Distributions 10
9.02 Reserves 10
9.03 Records 11
9.04 Fiscal Year 11
9.05 Seal 11
9.06 Indemnification 11
9.07 Other Indemnification 11
9.08 Insurance 11
9.09 Transactions Between the Trust Company and an Officer, Director, or Shareholder 11

ARTICLE X AMENDMENT AND CONSTRUCTION 12

10.01 Amendment 12
10.02 Severability 12

ii

AMENDED AND RESTATED BYLAWS
OF
ARGENT INSTITUTIONAL TRUST COMPANY

ARTICLE I
OFFICES OF THE TRUST COMPANY

1.01 Principal Office. The principal office of the trust company shall be located in Tampa, Hillsborough County, Florida.

1.02 Other Offices. The trust company may, subject to compliance with all applicable laws and regulations, have offices at such other places as the board of directors may from time to time determine or as the affairs of the trust company may require.

ARTICLE II
SHAREHOLDERS

2.01 Place of Meeting. All meetings of shareholders for any purpose shall be held at the principal office of the trust company or at such place, either within or without the State of Florida, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

2.02 Annual Meetings. The annual meeting of shareholders shall be held no later than April 30 on such date, time and place as determined by the Board of Directors of the Company each year by resolution of the board of directors and specified in the notice of the meeting. At each such annual meeting, the shareholders shall elect a board of directors and transact such other business as may be properly brought before the meeting.

2.03 Special Meetings. Special meetings of the shareholders may be called for any purpose at any time by the chairman of the board, chief executive officer, the board of directors, or the holders of not less than fifty percent (50%) of all the shares entitled to vote at the meeting.

2.04 Shareholder Lists. At least ten (10) days before each meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting, arranged in alphabetical order, with the address of each and number of voting shares held by each, shall be prepared by the officer or agent having charge of the stock transfer books. For a period of ten (10) days prior to the meeting, the list shall be kept on file at the principal office of the trust company and shall be subject to inspection by any shareholder at any time during usual business hours. The list shall also be produced and kept open at the time and place of the meeting and shall be subject to inspection by any shareholder during the whole time of the meeting.

2.05 Notice of Meetings. Written notice stating the place, day and time of the meeting and, in the case of a special meeting, the purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than sixty (60) days before the date thereof, either personally or by

1

mail, by or at the direction of the president, the secretary or the officer or other persons calling the meeting, to each shareholder of record entitled to vote at such meeting. Only business within the purpose or purposes described in the notice required herein may be conducted at a special meeting of the shareholders. If mailed, notice shall be deemed to be delivered when deposited in the United States mail, postage prepaid, addressed to the shareholder at the shareholder's address as it appears on the stock transfer books of the trust company.

2.06 Waivers of Notice. Whenever any notice is required to be given to any shareholder, under these bylaws, the articles of incorporation, or the laws of the State of Florida, a written waiver of notice, signed anytime by the person entitled to notice shall be equivalent to giving notice. Attendance by a shareholder entitled to vote at a meeting, in person or by proxy, shall constitute a waiver of (a) notice of the meeting, except when the shareholder attends a meeting solely for the purpose, expressed at the beginning of the meeting, of objecting to the transaction of any business because the meeting is not lawfully called or convened, and (b) an objection to consideration of a particular matter at the meeting that is not within the purpose of the meeting unless the shareholders object to considering the matter when it is presented.

2.07 Quorum of Shareholders. The holders of a majority of the shares issued and outstanding and entitled to vote at such meeting, present in person or by proxy, shall be requisite and shall constitute a quorum for the transaction of business at all meetings of shareholders, except as otherwise provided by statute, the articles of incorporation, or these bylaws. If a quorum is not present or represented at any meeting of shareholders, the shareholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At any continuation of a meeting following such adjournment at which a quorum is present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

2.08 Action by Shareholders. When a quorum is present at any meeting, the affirmative vote of the holders of the majority of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the matter at a shareholders' meeting is the act of the shareholders, unless the question is one upon which a different vote is required by statute, the articles of incorporation, or these bylaws. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shares to leave less than a quorum.

2.09 Voting and Proxies. Cumulative voting in the election of directors shall not be permitted. Each outstanding share having voting power shall be entitled to one vote on each matter submitted to a vote at a meeting of the shareholders. A shareholder may vote either in person or by proxy executed in writing by the shareholder or by his duly authorized attorney-in-fact, but no proxy shall be valid after eleven (11) months from the date of its execution, unless otherwise expressly provided in the proxy. Each proxy shall be revocable unless the proxy form conspicuously states that the proxy is irrevocable and the proxy is coupled with an interest (which includes the appointment as proxy of a pledgee; a person who purchased or agreed to purchase, or owns or holds an option to purchase, the shares; a creditor of the trust company who extended it credit under terms requiring the appointment; an employee of the trust company whose employment contract requires the appointment; and a party to a voting agreement validly created

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under the laws of the State of Florida). Each proxy shall be filed with the secretary of the trust company prior to or at the time of the meeting. Any vote must be taken by written ballot upon the oral or written request of any shareholder.

2.10 Action by Unanimous Written Consent. Any action required or permitted by statute to be taken at a meeting of the shareholders may be taken without a meeting, without prior notice, and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on such action were present and voting. Any such signed consent, or a copy thereof, shall be placed in the minute book of the trust company.

ARTICLE III
DIRECTORS

3.01 Powers of Directors. The business and affairs of the trust company shall be managed by its board of directors, which may exercise all powers of the trust company and do all lawful acts and things as are not by statute, the articles of incorporation, or these bylaws, directed or required to be exercised or done by the shareholders.

3.02 Number and Qualifications. The board of directors shall consist of not less than seven (7) nor more than twenty-five (25) directors, the majority of whom shall be residents of the State of Florida. Directors need not be shareholders of the trust company. The number of directors may be increased (to not more than 25) or decreased (but not below 7) from time to time by resolution adopted by the board of directors but may not be increased by more than two (2) between annual meetings. Prior to taking office, each director shall take oath that he/she accepts the position as director; that he will not violate, nor knowingly permit any officer, director, or employee of the trust company to violate the laws of the State of Florida in the conduct of the business of the trust company; and that he/she will diligently perform his duties as director. Such affidavit shall be sworn and subscribed to and spread upon the minutes of the directors' meeting. Without the prior written consent of the Florida Office of Financial Regulation, no person shall be nominated to serve as a director or shall serve as a director if (i) the trust company holds a judgment against such person; (ii) the trust company holds a charged-off obligation on which such person is liable; or (iii) such person has been convicted of a felony. Each director elected shall serve until his successor shall have been elected and qualified.

3.03 Filling of Vacancies. A vacancy occurring in the board of directors by reason of death, resignation, or removal may be filled by the Board of Directors of the Company by an affirmative vote of a majority of the remaining directors, although less than a quorum of the board of directors. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. Any directorship to be filled by reason of an increase in the number of directors may be filled by election at an annual or special meeting of shareholders called for that purpose; provided that, if authorized by a resolution of the shareholders, the board of directors, without action by the shareholders, may fill up to two such directorships during any one year.

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3.04 Resignation of Directors. Any director may resign from his office at any time by delivering his written resignation to the secretary of the trust company, and such resignation shall be effective immediately upon delivery to the secretary.

3.05 Removal of Directors. Any director may be removed with or without cause at any special meeting of shareholders, by the affirmative vote of a majority of the number of shares of the shareholders present in person or by proxy at such meeting and entitled to vote for the election of such director, if notice of intention to act upon such matter shall have been given in the notice calling such meeting.

3.06 Place of Meetings. Regular or special meetings of the board of directors may be held either within or without the State of Florida.

3.07 Chairman of the Board. The chairman of the board of directors, if one be elected by the board of directors, shall preside at all meetings of the board of directors, if the chairman of the board is also an employee of the company, then such chairman shall also serve as an executive officer of the Company.

3.08 First Meetings. The first meeting of each newly elected board of directors shall be held at such time and place as shall be fixed by the vote of the shareholders at the annual meeting and no notice of such meeting to the newly elected directors shall be necessary in order to legally constitute the meeting, provided a quorum of duly qualified directors shall be present. If the shareholders fail to fix the time and place of such first meeting, it shall be held without notice immediately following, and at the same place as the annual meeting of the shareholders; provided, however, that if at least a majority (but not less than 5) of the newly elected directors are not present and qualified, such initial meeting shall be adjourned by those directors who are present and have qualified until the necessary majority of directors have been qualified and can be convened at a meeting to be called by the president. Until such initial meeting of the newly elected directors is held, the prior board of directors shall continue in office.

3.09 Regular Meetings. Regular meetings of the board of directors shall be held at least quarterly and may be held without notice at such time and place as shall from time to time be determined by resolutions of the board of directors.

3.10 Special Meetings. Special meetings of the board of directors may be called by the chairman of the board of directors or the chief executive officer and shall be called by the secretary on the written request of three (3) directors. Notice of any special meeting of the board of directors shall be given to each director at least two (2) days before the date of the meeting.

3.11 Quorum of Directors. At all meetings of the board of directors, a majority of the directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors. If a quorum shall not be present at any meeting of the directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

3.12 Action by Written Consent, Fax and Electronic Mail. Any action required or permitted to be taken at a meeting of the board of directors or any committee may be taken without

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a meeting if a consent in writing, setting forth the actions so taken, is signed by all of the members of the board of directors or such committee, as the case may be. Written consents of directors sent by facsimile transmission or electronic mail shall be accepted and effective for all purposes.

3.13 Compensation of Directors. By resolution of the board of directors, the directors may be paid their expenses, if any, of attending each meeting of the board of directors and may be paid a fixed sum for attending each meeting of the board of directors or a stated salary for serving as a director. No such payment shall preclude any director from serving the trust company in any other capacity and receiving compensation therefor. Members of the executive committee or of special or standing committees may, by resolution of the board of directors, be allowed like compensation for attending committee meetings.

3.14 Minutes of Meetings. The board of directors shall keep regular minutes of its proceedings and such minutes shall be placed in the minute book or electronic equivalent of the trust company. Committees of the board of directors shall maintain a separate record of the minutes of their proceedings, which shall also be placed in the corporate minute book or electronic equivalent.

ARTICLE IV
NOTICES AND TELEPHONE MEETINGS

4.01 Method of Giving Notice. Any notice to directors or shareholders shall be in writing and shall be delivered personally or mailed to the directors or shareholders at their respective addresses appearing on the books of the trust company. Notice by mail shall be deemed to be given at the time when the same shall be deposited in the United States mail, postage prepaid. Notices of meetings and written consents of directors sent by facsimile transmission or electronic mail shall be accepted and effective for all purposes. Any notice required to be given to shareholders, under these bylaws, the articles of incorporation, or the laws of the State of Florida, need not be given to a shareholder if (a) notice of two consecutive annual meetings and all notices of meetings held during the period between those annual meetings, if any, or (b) all (but in no event less than two) payments (if sent by first class mail) of distributions or interest on securities during a twelve month period have been mailed to that person, addressed at this address as shown on the records of the trust company, and have been returned undeliverable. Any action or meeting taken or held without notice to such a person shall have the same force and effect as if the notice had been duly given. If such a person delivers to the trust company a written notice setting forth his then current address, requirement that notice be given to that person shall be reinstated.

4.02 Waiver of Notice. Any notice required to be given may be subject to a waiver thereof in writing signed by the person or persons entitled to receive such notice, whether before or after the time stated therein, and such waiver shall be deemed equivalent to the giving of such notice in a timely manner. Any such signed waiver of notice, or a signed copy thereof, shall be placed in the minute book of the trust company. Attendance of such persons at any meeting shall constitute a waiver of notice of such meetings, except where the persons attend for the express purpose of objecting that the meeting is not lawfully convened.

4.03 Telephone Meetings. Subject to the requirements of the Florida Business Corporation Act, or these bylaws for notice of meetings, shareholders, members of the board or

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directors, or members of any committee designated by such board of directors may participate in and hold a meeting of such shareholders, board of directors, or committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 4.03 shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

ARTICLE V
OFFICERS

5.01 Qualifications. The officers of the trust company need not be shareholders of the trust company or residents of the State of Florida. The board of directors shall elect annually a chief executive officer (who may also be a member of the board of directors), a president (who may also be a member of the board of directors), a treasurer, one or more division presidents, one or more vice chairmen, and a secretary responsible for maintenance of the trust company's corporate books and records and for the required attestation of signatures. The secretary and the president may not be the same person. Such other officers and assistant officers as the board of directors may deem desirable shall be appointed and removed in such other manner as may be prescribed by the board. Except for the offices of president and secretary, any two (2) or more offices may be held by the same person. Any person holding the title of vice president or below may be elected as an officer of the company upon the approval of either the chairman or CEO of the company and such approval shall be in writing and maintained in the permanent records of the company.

5.02 Compensation of Officers. The salaries of all officers of the trust company, with the exception of the chairman of the board if such chairman is deemed an executive officer of the company shall be fixed by either the chairman of the board, if such chairman is an executive officer of the company, or the CEO; the chairman's salary, if an executive officer of the company, shall be fixed by the Board of Directors of the Company or a committee thereof. The executive officers of the company shall have the power to enter into contracts for the employment and compensation of officers on such terms as the executive officer deems advisable. No officer shall be disqualified from receiving a salary or other compensation by reason of the fact that he is also a director of the trust company.

5.03 Term and Vacancies. The officers of the trust company shall hold office until their successors are elected or appointed and qualified, or until their death, resignation, or removal from office. Any vacancy occurring in any office of the trust company by death, resignation, removal, or otherwise, may be filled by the chairman or CEO of the company except for a vacancy in the role of chairman which shall be filled by the Board of Directors of the Company.

5.04 Removal of Officers. Any officer elected or appointed may be removed at any time by the board of directors, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or employee shall not of itself create contract rights. Any officer may be removed, either with or without cause, by the board of directors, at any regular or special meeting, or, except in the case of an officer chosen by

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the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors.

5.05 **Resignation of Officers**. Any officer may resign at any time by giving written notice to the board of directors, or to the president, or the secretary of the trust company. Any such resignation shall take effect at the date of the receipt of such notice or at any later specified time; and, unless otherwise specified, the acceptance of such resignation shall not be necessary to make it effective.

5.06 **General Authority of Officers**. The board of directors, except as otherwise provided in these bylaws, may authorize any officer to enter into any contract or execute and deliver any instrument in the name of and on behalf of the trust company, and such authority may be general or confined to specific instances. Unless so authorized, no officer, agent or employee shall have any power or authority to bind the trust company by any contract or engagement or to pledge its credit or to render it liable pecuniarily for any purpose or in any amount.

5.07 **Execution of Instruments**. All documents, instruments or writings of any nature shall be signed, executed, verified, acknowledged or delivered by such officer and officers or such agent or agents of the trust company and in such manner as the board of directors may from time to time determine.

ARTICLE VI
COMMITTEES

6.01 **Executive Committee.** The board of directors may, by resolution adopted by a majority of the entire board, designate an executive committee consisting of one or more directors. Each executive committee member shall hold office until the first meeting of the board of directors after the annual meeting of shareholders and until the member's successor is elected and qualified, or until the member's death, resignation or removal, or until the member shall cease to be a director.

During the intervals between the meetings of the board of directors, the executive committee may exercise all the authority of the board of directors; provided, however, that the executive committee shall not have the power to amend or repeal any resolution of the board of directors that by its terms shall not be subject to amendment or repeal by the executive committee, and the executive committee shall not have the authority of the board of directors in reference to (i) the amendment of the Articles of Incorporation or Bylaws of the corporation; (ii) the adoption of a plan of merger or consolidation; (iii) the sale, lease, exchange or other disposition of all or substantially all the property and assets of the corporation; or (iv) a voluntary dissolution of the corporation or the revocation of any such voluntary dissolution.

The executive committee shall meet from time to time on call of the chairman of the board or the president or of any two or more members of the executive committee. Meetings of the executive committee may be held at such place or places, within or without the State of Florida, as the executive committee shall determine or as may be specified or fixed in the respective notices or waivers of such meetings. The executive committee may fix its own rules of procedure, including provision for notice of its meetings. It shall keep a record of its proceedings and shall report these proceedings to the board of directors at the meeting thereof held next after they have

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been taken, and all such proceedings shall be subject to revision or alteration by the board of directors except to the extent that action shall have been taken pursuant to or in reliance upon such proceedings prior to any such revision or alteration.

The executive committee shall act by majority vote of its members; provided, however, that contracts or transactions of and by the corporation in which officers or directors of the corporation are interested shall require the affirmative vote of a majority of the disinterested members of the executive committee at a meeting of the executive committee at which the material facts as to the interest and as to the contract or transaction are disclosed or known to the members of the executive committee prior to the vote.

Members of the executive committee may participate in committee proceedings by means of conference telephone or similar communications equipment by means of which all persons participating in the proceedings can hear each other, and such participation shall constitute presence in person at such proceedings.

The board of directors may by resolution designate one or more directors as alternate members of the executive committee who may act in the place and stead of any absent member or members at any meeting of said committee.

6.02 **Audit Committee**. The board of directors may, by resolution adopted by a majority of the entire board, designate an audit committee consisting of at least three members. Each member shall be a capable and experienced individual with at least two being directors of the Holding Company or Trust Company. Each audit committee member shall hold office until the first meeting of the board of directors after the annual meeting of shareholders and until the member's successor is elected and qualified, or until the member's death, resignation or removal. The audit committee shall meet as often as required to fulfill its responsibilities, but no less than once quarterly. The committee shall maintain minutes of its meetings.

6.03 **Other Committees**. The board of directors, by resolution passed by a majority of the entire board of directors, may from time to time constitute other committees, which shall in each case consist of such number of directors or executive officers, not less than two (2), and shall have and may exercise such powers as the board of directors may determine and specify in the respective resolutions appointing them. A majority of all the members of any such committee may determine its action and fix the time and place of any meeting, unless the board of directors shall otherwise direct. The board of directors shall have power at any time to change the number and the members (with or without cause) of any such committee, to fill vacancies and to discharge any such committee.

6.04 **Removal**. The board of directors shall have power at any time to remove any member of any committee, with or without cause, and to fill vacancies in and to dissolve any such committee.

ARTICLE VII
CERTIFICATES AND SHAREHOLDERS

7.01 **Form of Certificates**. Certificates shall be delivered representing all shares of stock in the trust company to which shareholders are entitled. Certificates for shares of stock of

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the trust company shall be in such form as shall be required by law and as shall be approved by the board of directors. Every certificate for shares issued by the trust company must be signed (such signatures may be facsimiles) by the president or a vice president and the secretary or an assistant secretary. Such certificates shall bear a legend or legends in the form and containing the restrictions required to be stated thereon by the Florida Business Corporation Act, other provisions of law, the articles of incorporation or these bylaws. Certificates shall be consecutively numbered and shall be recorded in the books of the trust company as they are issued. Each certificate shall state on the face thereof the holder's name, the number and class of shares, the par value of such shares, and such other matters as may be required by law, the articles of incorporation or these bylaws.

7.02 **Lost Certificates**. The board of directors may direct a new certificate or certificates to be issued in place of any certificate previously issued by the trust company alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the loss or destruction. In so doing, the board of directors may in its discretion and as a condition precedent to the issuance of a new certificate (a) require the owner of the lost or destroyed certificate or such owner's legal representative, to advertise the same in such manner as it shall require and/or (b) to give the trust company a bond (with a surety or sureties satisfactory to the trust company) in such sum as it may direct, as indemnity against any claim, or expense resulting from any claim that may be made against the trust company with respect to the certificate alleged to have been lost or destroyed.

7.03 **Transfer of Shares**. Shares of stock shall be transferable only on the books of the trust company by the holder thereof in person or by such holder's duly authorized attorney. Upon surrender to the trust company or its transfer agent of a certificate representing shares properly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, the trust company or its transfer agent shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

7.04 **Record Ownership Conclusive**. The trust company shall be entitled to treat the holder of record of any share or shares of stock in the trust company as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it has express or other notice thereof, except as otherwise provided by law or by any stock purchase and redemption agreement to which the stock may be subject, if such agreement has been formally executed or accepted by the trust company. When shares are registered on the books of the trust company in the names of two or more persons as joint owners with the right of survivorship, after the death of a joint owner and before the time that the trust company receives actual written notice that parties other than the surviving joint owner or owners claim an interest in the shares or any distributions thereon, the trust company may record on its books and otherwise effect the transfer of those shares to any person, firm, or trust company (including that surviving joint owner individually) and pay any distributions made in respect of those shares, in each case as if the surviving joint owner or owners were the absolute owners of the shares.

7.05 **Closing Transfer Books**. The board of directors shall have the power to close the stock transfer books of the trust company for a period not exceeding sixty (60) days preceding the date of any meeting of the shareholders or the date for payment of any distribution by the trust

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company (other than a distribution involving a purchase or redemption by the trust company of any of its own shares) or a share dividend or the date for the allotment of rights or the date when any change or conversion or exchange of capital stock shall go into effect. In lieu of closing the stock transfer books, the board of directors may fix in advance a date, not exceeding sixty (60) days preceding the date of any meeting of shareholders, or the date for the payment of any distribution by the trust company (other than a distribution involving a purchase or redemption by the trust company of any of its own shares) or a share dividend, or the date for allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, as a record date for the determination of the shareholders entitled to notice of and to vote at any such meeting, or entitled to receive payment of any such distribution or share dividend, or any such allotment of rights, or to exercise the rights in respect to any such change, conversion, or exchange of capital stock, and in such case only shareholders of record on the date so fixed shall be entitled to such notice of and to vote at such meeting, or to receive payment of such distribution or share dividend, or allotment of rights, or exercise such rights, as the case may be, and notwithstanding any transfer of any stock on the books of the trust company after any such record date fixed as herein provided.

ARTICLE VIII
FIDUCIARY PROVISIONS

8.01 Fiduciary Files. There shall be maintained by the trust company all fiduciary records necessary to assure that its fiduciary responsibilities have been properly undertaken and discharged.

8.02 Trust Investments. Funds held in a fiduciary capacity shall be invested in accordance with the instrument establishing the fiduciary relationship and local law. Where such instrument does not specify the character and class investment to be made and does not vest in the trust company a discretion in the matter, funds held pursuant to such instrument shall be invested in investments in which corporate fiduciaries may invest under applicable law.

ARTICLE IX
OTHER PROVISIONS

9.01 Distributions. The board of directors may authorize the trust company, at any regular or special meeting of the directors, to make distributions and to declare share dividends subject to the provisions of the articles of incorporation and the laws of the State of Florida. Such distribution may be in the form of cash or, in the case of share dividends, in shares of the trust company. The authorization for distributions and share dividends shall be at the discretion of the board of directors.

9.02 Reserves. Before payment of any distribution, the board of directors shall create and set aside funds and reserves as required by applicable law or as the directors from time to time and in their absolute discretion think proper to provide for contingencies or to equalize distributions or to repair or maintain any property of the trust company, or for any other purpose they think beneficial to the trust company. Subject to the requirements of applicable law, the directors may modify or abolish any such reserve or fund in the manner in which it was created.

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9.03 **Records**. The trust company shall keep correct and complete books and records of account and shall keep minutes of the proceedings of its shareholders and board of directors, and shall keep at its registered office or principal place of business or at the office of its transfer agent or registrar a record of its shareholders, giving the names and addresses of all shareholders and the number and class of the shares held by each.

9.04 **Fiscal Year**. The fiscal year of the trust company shall, unless otherwise fixed by resolution of the board of directors, be the calendar year.

9.05 **Seal**. The trust company's seal shall be in such form as may be prescribed by the board of directors. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced. The seal need not be affixed to any document signed on behalf of the trust company unless specifically required by resolution of the board of directors.

9.06 **Indemnification**. The trust company shall indemnify and hold harmless each person who was or is a director or executive officer of the trust company and may indemnify any other person, including any person who was or is serving as a director, officer, fiduciary or other representative of another entity at the request of the trust company, and each such person's heirs and legal representatives to the fullest extent provided in the trust company's articles of incorporation.

9.07 **Other Indemnification**. The foregoing rights of indemnification and reimbursement shall not be exclusive of any other right to which any such person may be entitled by law, bylaw, agreement, shareholder's vote or otherwise.

9.08 **Insurance**. The trust company shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the trust company or who was serving at the request of the association as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity or arising out of such person's status as such, whether or not the trust company would have the power to indemnify such person against such person under the trust company's articles of incorporation.

9.09 **Transactions Between the Trust Company and an Officer, Director, or Shareholder**. No contract or other transaction between the trust company and any of its directors, officers or any trust company or other organization in which any of them are directly or indirectly interested, shall be void or voidable solely by reason of the interest or relationship of such director or officer if:

(1) the material facts of the relationship or interest of each such director, officer or security holder are known or disclosed:

(a) to the board of directors and it nevertheless authorizes or ratifies the contract or transaction by a majority of the directors present, each such interested director to be counted in determining whether a quorum is present but not in calculating the majority necessary to carry the vote; or

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(b) to the shareholders and they nevertheless authorize or ratify the contract or transaction by a majority of the shares present, each such interested person to be counted for quorum and voting purposes; or

(2) the contract or transaction is fair to the trust company as of the time it is authorized or ratified by the board of directors, or the shareholders.

ARTICLE X
AMENDMENT AND CONSTRUCTION

10.01 Amendment. The board of directors shall have the power to alter, amend, or repeal these bylaws or adopt new bylaws, subject to the right of the shareholders to rescind any board action with regard to the bylaws at a regular meeting of shareholders or at a special meeting of shareholders called for such purpose.

10.02 Severability. If any portion of these bylaws shall be invalid or inoperative, then, so far as is reasonable, the remainder of these bylaws shall be considered valid.

The undersigned, the secretary of the trust company, hereby certifies that the foregoing bylaws were adopted by the board of directors of the trust company as of September 11, 2023.

Robert C. Finely

Robert C. Finely, Secretary

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EXHIBIT 6

CONSENT OF THE TRUSTEE

Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, and in connection with the proposed issue of debt securities, Argent Institutional Trust Company hereby consents that reports of examinations by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefore.

ARGENT INSTITUTIONAL TRUST COMPANY

By:	/s/ Kevin M. Dobrava
	Name:	Kevin M. Dobrava
	Title:	Managing Director

Atlanta, Georgia
October 8th, 2026

EXHIBIT 7

CONSOLIDATED REPORT OF CONDITION OF
ARGENT FINANCIAL GROUP AND ITS SUBSIDIARIES
(INCLUDING ARGENT INSTITUTIONAL TRUST COMPANY)

As of December 31, 2025

Argent Financial Group
Consolidated Balance Sheet December 2025

Assets:	
Cash and Cash Equivalents	33,355,763
Accounts Receivable	19,756,701
Income Tax Receivable	1,056,454
Other Receivables	1,370,454
Prepaid Expenses	2,983,530
Current Assets	**58,522,902**
Fixed Assets	14,865,949
Accumulated Depreciation	(8,789,298)
Net Book Value Fixed Assets	**6,076,651**
Investments	3,093,546
Other Assets	16,706,832
Goodwill	81,511,332
Other Intangibles	70,682,924
Noncurrent Assets	**178,071,286**
Total Assets	**236,594,187**
Liabilities:	
Accounts Payable	1,739,876
Accrued Expenses	1,737,402
Employee Related Expense	14,908,824
Notes Payable	200,000
ST Lease Liability	3,963,896
Deferred Fee Income	2,327,450
Current Liabilities	**24,877,448**
LT Lease Liability	13,190,437
Deferred Tax Liability	8,521,227
Contingent Liabilities	3,194,991
Purchase Liability	34,830,030
Long-term Liabilities	**59,736,685**
Total Liabilities	84,614,133
Shareholders' Equity:	
Common Stock	1,275,929
Additional Paid-In Capital	52,132,205
Retained Earnings	98,571,920
Total Shareholders' Equity	**151,980,054**
Total Liabilities & Shareholder's Equity	**236,594,187**